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         Supplement Dated May 1, 1997 to Prospectus Dated May 1, 1997

                           CHUBB SEPARATE ACCOUNT A

                                      OF

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA


The information contained on page 9 of the Prospectus relating to ownership of Chubb Life Insurance Company of America is amended as follows:

The Chubb Corporation ("Chubb") has entered into an agreement to sell one of its wholly-owned subsidiaries, Chubb Life Insurance Company of America ("Chubb Life") to Jefferson-Pilot Corporation ("Jefferson-Pilot"). Jefferson-Pilot is a shareholder-owned life insurance holding company which owns, among other companies, Jefferson-Pilot Life and Alexander Hamilton Life. The sale, which is subject to certain regulatory approvals, is not yet completed but is anticipated to be completed no later than May 30, 1997 and will be effective as of April 30, 1997. Ownership of Chubb Life remains with Chubb until that time.

Standard & Poor's Corporation's ratings of Chubb Life, which are expected to be upgraded to AA (Excellent) at the time the sale to Jefferson-Pilot is completed, will remain AA- (Excellent) until that time.